3Q | 2016

Supplemental Information

FURNISHED AS OF NOVEMBER 2, 2016 (UNAUDITED)

Table of Contents

3	Corporate Information

5	Balance Sheet Information

6	Statements of Income Information

7	Historical Reconciliation of FFO

8	Debt Metrics

9	Investment Activity

10	Portfolio by Market

11	Square Feet by Provider

12	Square Feet by Proximity

13	Lease Maturity, Size and Building Square Feet

14	Occupancy Information

15	Same Store Properties

16	Reconciliation of Non-GAAP Measures

17	Same Store Leasing Statistics

18	Components of Net Asset Value

19	Components of Expected 2016 FFO

Copies of this report may be obtained at www.healthcarerealty.com or by contacting Investor Relations at 615.269.8175 or communications@healthcarerealty.com.
Forward looking statements and risk factors:
This Supplemental Information report contains disclosures that are “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements that do not relate solely to historical or current facts and can be identified by the use of words and phrases such as “can,” “may,” “payable,” “indicative,” “annualized,” “expect,” “expected,” “future cash or NOI,” “deferred revenue,” “rent increases,” “range of expectations,” "budget," “components of expected 2016 FFO,” and other comparable terms in this report. These forward-looking statements are made as of the date of this report and are not guarantees of future performance. These statements are based on the current plans and expectations of Company management and are subject to a number of unknown risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in this release or implied by such forward-looking statements. Such risks and uncertainties include, among other things, the following: changes in the economy; increases in interest rates; the availability and cost of capital at expected rates; changes to facility-related healthcare regulations; competition for quality assets; negative developments in the operating results or financial condition of the Company's tenants, including, but not limited to, their ability to pay rent and repay loans; the Company's ability to reposition or sell facilities with profitable results; the Company's ability to re-lease space at similar rates as vacancies occur; the Company's ability to renew expiring long-term single-tenant net leases; the Company's ability to timely reinvest proceeds from the sale of assets at similar yields; government regulations affecting tenants' Medicare and Medicaid reimbursement rates and operational requirements; unanticipated difficulties and/or expenditures relating to future acquisitions and developments; changes in rules or practices governing the Company's financial reporting; the Company may be required under purchase options to sell properties and may not be able to reinvest the proceeds from such sales at rates of return equal to the return received on the properties sold; uninsured or underinsured losses related to casualty or liability; the incurrence of impairment charges on its real estate properties or other assets; and other legal and operational matters. Other risks, uncertainties and factors that could cause actual results to differ materially from those projected are detailed under the heading “Risk Factors,” in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) for the year ended December 31, 2015 and other risks described from time to time thereafter in the Company's SEC filings. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

HEALTHCARE REALTY 2	3Q 2016 SUPPLEMENTAL INFORMATION

Corporate Information

Healthcare Realty Trust is a real estate investment trust that integrates owning, managing, financing and developing income-producing real estate properties associated primarily with the delivery of outpatient healthcare services throughout the United States. As of September 30, 2016, the Company had investments of approximately $3.5 billion in 202 real estate properties in 29 states totaling approximately 14.5 million square feet. The Company provided leasing and property management services to approximately 10.1 million square feet nationwide.

Corporate Headquarters

Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Phone: 615.269.8175
Fax: 615.269.8461
E-mail: communications@healthcarerealty.com
Website: www.healthcarerealty.com

Executive Officers

David R. Emery	Chairman of the Board and Chief Executive Officer
John M. Bryant, Jr.	Executive Vice President and General Counsel
J. Christopher Douglas	Executive Vice President and Chief Financial Officer
Todd J. Meredith	Executive Vice President - Investments
B. Douglas Whitman, II	Executive Vice President - Corporate Finance

Board of Directors

David R. Emery	Chairman of the Board and Chief Executive Officer, Healthcare Realty Trust Incorporated
Nancy H. Agee	President and Chief Executive Officer, Carilion Clinic
C. Raymond Fernandez, M.D.	Retired Chief Executive Officer, Piedmont Clinic
Peter F. Lyle	Vice President of Health Systems, Pharma and Medical Practice Services, Medical Management Associates, Inc.
Edwin B. Morris III	Managing Director, Morris & Morse Company, Inc.
J. Knox Singleton	President and Chief Executive Officer, Inova Health System
Bruce D. Sullivan	Retired Audit Partner, Ernst & Young LLP
Christann M. Vasquez	President, Dell Seton Medical Center at University of Texas
Dan S. Wilford	Retired Chief Executive Officer, Memorial Hermann Healthcare System

HEALTHCARE REALTY 3	3Q 2016 SUPPLEMENTAL INFORMATION

Corporate Information

Professional Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BDO USA, LLP
414 Union Street, Suite 1800, Nashville, Tennessee 37219
TRANSFER AGENT
Wells Fargo N.A., Shareowner Services
1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120-4100

Stock Exchange, Symbol and CUSIP Number

SECURITY DESCRIPTION	STOCK EXCHANGE	SYMBOL	CUSIP NUMBER
Common Stock	NYSE	HR	421946104
Senior Notes due 2021	OTC	HR	421946AG9
Senior Notes due 2023	OTC	HR	421946AH7
Senior Notes due 2025	OTC	HR	421946AJ3

Dividend Reinvestment Plan

Through the Company’s transfer agent, Wells Fargo, named stockholders of record can re-invest dividends in shares at a 5% discount and may also purchase up to $60,000 of HR common stock per calendar year without a service or sales charge. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

Direct Deposit of Dividends

Direct deposit of dividends is offered as a convenience to stockholders of record. For information, write Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, Minnesota 55164-0856, or call 1.800.468.9716. Information may also be obtained at the transfer agent’s website, www.shareowneronline.com.

Dividends Declared

On November 1, 2016, the Company declared a dividend of $0.30 per share, payable on November 30, 2016, to stockholders of record on November 16, 2016.

Analyst Coverage

BTIG, LLC	Morgan Stanley

Cantor Fitzgerald, L.P.	KeyBanc Capital Markets Inc.

Goldman, Sachs & Co.	Mizuho Securities USA Inc.

Green Street Advisors, Inc.	Stifel, Nicolaus & Company, Inc.

J.J.B. Hilliard W.L. Lyons, LLC	SunTrust Robinson Humphrey, Inc.

J.P. Morgan Securities LLC	Wells Fargo Securities, LLC

JMP Securities LLC

HEALTHCARE REALTY 4	3Q 2016 SUPPLEMENTAL INFORMATION

Balance Sheet Information (1)
(dollars in thousands, except per share data)

ASSETS

		2016		2015
Real estate properties:	Q3	Q2	Q1	Q4	Q3
Land	$206,647	$208,386	$201,157	$198,585	$186,108
Buildings, improvements and lease intangibles	3,322,293	3,235,744	3,181,748	3,135,893	3,042,367
Personal property	10,124	10,032	9,881	9,954	9,833
Construction in progress	45,734	35,174	31,669	19,024	15,455
Land held for development	17,438	17,438	17,434	17,452	17,475
Total real estate properties	3,602,236	3,506,774	3,441,889	3,380,908	3,271,238
Less accumulated depreciation and amortization	(835,276)	(819,744)	(790,819)	(761,926)	(737,398)
Total real estate properties, net	2,766,960	2,687,030	2,651,070	2,618,982	2,533,840
Cash and cash equivalents	12,649	9,026	2,174	4,102	8,497
Assets held for sale and discontinued operations, net	14,732	710	706	724	6,380
Other assets, net (2)	197,380	185,298	187,665	186,416	186,221
Total assets	$2,991,721	$2,882,064	$2,841,615	$2,810,224	$2,734,938

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Notes and bonds payable (2)	$1,239,062	$1,414,739	$1,418,347	$1,424,992	$1,374,537
Accounts payable and accrued liabilities	71,052	70,408	66,013	75,489	65,839
Liabilities of properties held for sales and discontinued operations	572	17	20	33	216
Other liabilities	46,441	46,452	64,236	66,963	65,648
Total liabilities	1,357,127	1,531,616	1,548,616	1,567,477	1,506,240
Commitments and contingencies
Stockholders' equity:
Preferred stock, $.01 par value; 50,000 shares authorized; none issued and outstanding	—	—	—	—	—
Common stock, $.01 par value; 150,000 shares authorized	1,160	1,067	1,042	1,015	1,005
Additional paid-in capital	2,916,816	2,609,880	2,533,130	2,461,376	2,435,849
Accumulated other comprehensive loss	(1,443)	(1,485)	(1,527)	(1,569)	(1,611)
Cumulative net income attributable to common stockholders	942,819	930,985	918,841	909,685	891,027
Cumulative dividends	(2,224,758)	(2,189,999)	(2,158,487)	(2,127,760)	(2,097,572)
Total stockholders' equity	1,634,594	1,350,448	1,292,999	1,242,747	1,228,698
Total liabilities and stockholders' equity	$2,991,721	$2,882,064	$2,841,615	$2,810,224	$2,734,938

CAPITAL FUNDING
Re/development	$10,939	$8,542	$16,758	$9,322	$7,103
1st generation TI & planned capital expenditures for acquisitions (3)	4,471	5,486	1,298	4,686	4,073
2nd generation TI	6,013	5,559	4,202	3,081	3,627
Leasing commissions paid	1,514	1,587	1,079	1,856	1,050
Capital expenditures	5,088	5,653	2,098	3,918	3,402

(1)	The balance sheet information is presented as of the last day of the quarter indicated.

(2)
The Company adopted a new accounting standard (ASU 2015-03 - "Simplifying the Presentation of Debt Issuance Costs") on January 1, 2016 which resulted in a reclassification of deferred financing costs from Other assets to the Notes and bonds payable line item.

(3)	Planned capital expenditures for acquisitions include expected fundings that were contemplated as part of the acquisition.

HEALTHCARE REALTY 5	3Q 2016 SUPPLEMENTAL INFORMATION

Statements of Income Information
(dollars in thousands)

	2016			2015				2014
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
Revenues
Rental income	$102,534	$101,472	$98,740	$97,466	$95,383	$95,450	$95,034	$93,648
Mortgage interest	—	—	—	—	29	31	31	32
Other operating	1,125	1,170	1,281	1,116	1,313	1,227	1,391	1,320
	103,659	102,642	100,021	98,582	96,725	96,708	96,456	95,000
Expenses
Property operating	37,504	36,263	35,406	36,758	35,247	33,927	34,263	33,386
General and administrative	8,724	8,129	10,246	7,216	6,258	6,713	6,738	5,990
Depreciation	29,273	28,528	27,693	27,019	26,571	26,552	26,387	25,881
Amortization	2,712	2,762	2,700	2,556	2,386	2,474	2,667	2,630
Bad debts, net of recoveries	(47)	78	(39)	9	(21)	27	(207)	(92)
	78,166	75,760	76,006	73,558	70,441	69,693	69,848	67,795
Other Income (Expense)
Gain on sales of real estate properties	—	1	—	9,138	5,915	41,549	—	—
Interest expense	(13,759)	(14,815)	(14,938)	(14,885)	(15,113)	(17,213)	(18,322)	(18,237)
Loss on extinguishment of debt	—	—	—	—	—	(27,998)	—	—
Pension termination	—	(4)	—	—	—	(5,260)	—	—
Impairment of real estate assets	—	—	—	(1)	(310)	—	(3,328)	—
Impairment of internally-developed software	—	—	—	—	—	(654)	—	—
Interest and other income, net	123	93	86	78	72	147	91	91
	(13,636)	(14,725)	(14,852)	(5,670)	(9,436)	(9,429)	(21,559)	(18,146)

Income From Continuing Operations	11,857	12,157	9,163	19,354	16,848	17,586	5,049	9,059

Discontinued Operations
Income (loss) from discontinued operations	(23)	(19)	(7)	(10)	61	330	333	729
Impairments of real estate assets	—	—	—	(686)	—	—	—	(995)
Gain on sales of real estate properties	—	7	—	—	10,571	—	—	9,280
Income (Loss) From Discontinued Operations	(23)	(12)	(7)	(696)	10,632	330	333	9,014
Net Income	$11,834	$12,145	$9,156	$18,658	$27,480	$17,916	$5,382	$18,073

HEALTHCARE REALTY 6	3Q 2016 SUPPLEMENTAL INFORMATION

Historical Reconciliation of FFO (1) (2)
(amounts in thousands, except for share data)

	2016			2015				2014
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
Net Income Attributable to Common Stockholders	$11,834	$12,145	$9,156	$18,658	$27,480	$17,916	$5,382	$18,073
Gain on sales of real estate properties	—	(8)	—	(9,138)	(16,486)	(41,549)	—	(9,280)
Impairments of real estate assets	—	—	—	687	310	—	3,328	995
Real estate depreciation and amortization	32,557	31,716	30,800	29,907	29,317	29,388	29,370	28,707
Total adjustments	32,557	31,708	30,800	21,456	13,141	(12,161)	32,698	20,422
Funds from Operations Attributable to Common Stockholders	$44,391	$43,853	$39,956	$40,114	$40,621	$5,755	$38,080	$38,495
Acquisition costs	649	232	1,618	1,068	121	167	38	471
Write-off of deferred financing costs upon amendment of line of credit facility	81	—	—	—	—	—	—	—
Pension termination	—	4	—	—	—	5,260	—	—
Loss on extinguishment of debt	—	—	—	—	—	27,998	—	—
Impairment of internally-developed software	—	—	—	—	—	654	—	—
Severance expense	—	—	—	—	—	—	141	—
Security deposit recognized upon sale	—	—	—	—	—	—	—	(407)
Reversal of restricted stock amortization upon director / officer resignation	—	—	—	(40)	—	—	—	(115)
Revaluation of awards upon retirement	—	—	89	—	—	—	—	—
Normalized Funds from Operations Attributable to Common Stockholders	$45,121	$44,089	$41,663	$41,142	$40,742	$39,834	$38,259	$38,444
Funds from Operations per Common Share—Diluted	$0.39	$0.42	$0.39	$0.40	$0.41	$0.06	$0.38	$0.39
Normalized Funds from Operations Per Common Share—Diluted	$0.39	$0.42	$0.41	$0.41	$0.41	$0.40	$0.39	$0.39
FFO Weighted Average Common Shares Outstanding	115,052	104,770	102,165	100,474	99,997	99,945	99,137	98,086

(1)
Funds from operations (“FFO”) and FFO per share are operating performance measures adopted by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). NAREIT defines FFO as the most commonly accepted and reported measure of a REIT’s operating performance equal to “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus depreciation and amortization (including amortization of leasing commissions), and after adjustments for unconsolidated partnerships and joint ventures.”

(2)
FFO does not represent cash generated from operating activities determined in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs. FFO should not be considered alternatives to net income attributable to common stockholders as indicators of the Company's operating performance or as alternatives to cash flow as measures of liquidity.

HEALTHCARE REALTY 7	3Q 2016 SUPPLEMENTAL INFORMATION

Debt Metrics
(dollars in thousands)

SUMMARY OF INDEBTEDNESS
	Q3 2016 Interest Expense (1)	Balance as of 9/30/2016 (2)	Weighted Months to Maturity	Effective Interest Rate
Senior Notes due 2021, net of discount	$5,831	$396,980	52	5.97%
Senior Notes due 2023, net of discount	2,391	247,196	79	3.95%
Senior Notes due 2025, net of discount (3)	2,469	247,764	103	4.08%
Total Senior Notes Outstanding	$10,691	$891,940	73	4.89%
Unsecured credit facility due 2020 (4)	71	81,000	46	1.53%
Unsecured term loan facility due 2019	659	149,432	29	1.72%
Mortgage notes payable, net	1,609	116,804	84	5.14%
Total Outstanding Notes and Bonds Payable	$13,030	$1,239,176	67	4.31%
Interest cost capitalization	(377)
Unsecured credit facility fee and deferred financing costs	1,106
Total Quarterly Consolidated Interest Expense	$13,759

SELECTED FINANCIAL DEBT COVENANTS (5)
	Calculation	Requirement	Trailing Twelve Months Ended 9/30/2016
Revolving Credit Facility and Term Loan
Leverage Ratio	Total Debt / Total Capital	Not greater than 60%	33.5%
Secured Leverage Ratio	Total Secured Debt / Total Capital	Not greater than 30%	3.1%
Unencumbered Leverage Ratio	Unsecured Debt / Unsecured Real Estate	Not greater than 60%	34.0%
Fixed Charge Coverage Ratio	EBITDA / Fixed Charges	Not less than 1.50x	3.6x
Unsecured Coverage Ratio	Unsecured EBITDA / Unsecured Interest	Not less than 1.75x	4.0x
Construction and Development	CIP / Total Assets	Not greater than 15%	1.5%
Asset Investments	Mortgages & Unimproved Land / Total Assets	Not greater than 20%	0.6%

Senior Notes
Incurrence of Total Debt	Total Debt / Total Assets	Not greater than 60%	32.6%
Incurrence of Debt Secured by Any Lien	Secured Debt / Total Assets	Not greater than 40%	3.0%
Maintenance of Total Unsecured Assets	Unencumbered Assets / Unsecured Debt	Not less than 150%	312.1%
Debt Service Coverage	EBITDA / Interest Expense	Not less than 1.5x	4.0x

Other
Net Debt to adjusted EBITDA (6)	Net debt (debt less cash) / adjusted EBITDA	Not required	5.0x
Debt to Enterprise Value (7)	Total Debt / Enterprise Value	Not required	25.6%

(1)
The Company adopted a new accounting standard (ASU 2015-03 - "Simplifying the Presentation of Debt Issuance Costs") on January 1, 2016 which resulted in a reclassification of deferred financing costs from Other assets to the Notes and bonds payable line item. The Company adjusted the effective interest rates to reflect this change.

(2)	Balance includes $0.1 million of a mortgage note payable included in Liabilities of properties held for sale and discontinued operations.

(3)
The effective interest rate includes the impact of the $1.7 million settlement of a forward-starting interest rate swap that is included in accumulated other comprehensive income on the Company's Condensed Consolidated Balance Sheets.

(4)
As of July 5, 2016, the balance of the unsecured credit facility due 2017, which on July 29, 2016 was amended and extended through July 2020, was repaid with proceeds from the issuance of 9.2 million shares resulting in proceeds of $304.6 million. The average daily balance outstanding on the unsecured credit facility due 2017 for the third quarter of 2016 was $17.7 million.

(5)	Does not include all financial and non-financial covenants and restrictions that are required by the Company's various debt agreements.

(6)	Adjusted EBITDA is based on the current quarter results, annualized. See page 16 for a reconciliation of adjusted EBITDA.

(7)	Based on the closing price of $31.33 on October 28, 2016 and 115,878,537 shares outstanding.

HEALTHCARE REALTY 8	3Q 2016 SUPPLEMENTAL INFORMATION

Investment Activity
(dollars in thousands)

2016 ACQUISITION ACTIVITY

Location	Campus Location	Distance to Campus	Health System Affiliation	Closing	Purchase Price	Acquisition Costs	Square Feet	Aggregate Leased %	Cap Rate (2)
Seattle, WA (1)	ADJ	0.24 miles	UW Medicine	3/31/2016	$38,259	$1,618	69,712	100%	5.5%
Seattle, WA	ON	0.00 miles	UW Medicine	4/29/2016	21,615	362	46,637	100%	5.9%
Los Angeles, CA	ON	0.00 miles	HCA	5/13/2016	20,000	232	63,012	80%	5.1%
Seattle, WA	ON	0.00 miles	UW Medicine	9/12/2016	53,065	618	87,462	100%	5.5%
Washington, DC	ON	0.00 miles	Inova Health System	9/26/2016	45,225	31	103,783	100%	5.6%
Baltimore, MD	ON	0.00 miles	University of Maryland	10/11/2016	36,275	452	113,631	92%	5.7%
Seattle, WA	ON	0.00 miles	Providence Health	10/17/2016	9,750	206	29,753	96%	5.6%
Total					$224,189	$3,519	513,990	96%	5.6%

HISTORICAL INVESTMENT ACTIVITY
	Acquisitions (3)	Mortgage Funding	Construction Mortgage Funding	Re/Development Funding	Total Investments	Dispositions
2012	$94,951	—	$78,297	$5,608	$178,856	$91,384
2013	216,956	—	58,731	—	275,687	101,910
2014	85,077	1,900	1,244	4,384	92,605	34,840
2015	187,216	—	—	27,859	215,075	157,975
2016 (4)	224,189	—	—	36,239	260,428	24,575
Total	$808,389	$1,900	$138,272	$74,090	$1,022,651	$410,684
% of Total	79.1%	0.2%	13.5%	7.2%	100%

RE/DEVELOPMENT ACTIVITY
Location	Type (5)	Campus Location	Square Feet	Budget	Amount Funded Q3 2016	Total Amount Funded Through 9/30/2016	Estimated Remaining Fundings	Aggregate Leased %	Estimated Completion Date
Construction activity
Nashville, TN (6)	Redev	On	294,000	$51,800	$6,545	$45,775	$6,025	83%	Q1 2017
Denver, CO	Dev	On	98,000	26,500	4,394	7,388	19,112	35%	Q2 2017
Total construction activity			392,000	$78,300	$10,939	$53,163	$25,137	71%

(1)	Acquisition costs in Q1 2016 include seller credits related to a loan prepayment, brokerage commission and excise taxes.

(2)	Represents the forecasted first year NOI / purchase price plus acquisition costs and expected capital additions.

(3)	Net of mortgage notes receivable payoffs upon acquisition.

(4)	Acquisitions and dispositions include activity through November 2, 2016.

(5)	Redev - Redevelopment; Dev - Development

(6)
Includes $15.2 million for the addition of 70,000 rentable square feet, $18.9 million for a 907-space parking garage and associated land and $17.7 million for existing building upgrades and tenant improvement allowances associated with newly executed leases.

HEALTHCARE REALTY 9	3Q 2016 SUPPLEMENTAL INFORMATION

Portfolio by Market
(dollars in thousands)

BY MARKET
		SQUARE FEET
		MOB/OUTPATIENT (89.4%)		INPATIENT (7.0%)		OTHER (3.6%)
	Investment(1)	Multi-tenant	Single-tenant Net Lease	Rehab	Surgical	Other	Total	% of Total
Dallas - Fort Worth, TX	$483,509	2,149,939		42,627	156,245		2,348,811	16.2%
Seattle - Bellevue, WA	388,555	839,729	67,510				907,239	6.2%
Charlotte, NC	167,617	820,457					820,457	5.6%
Nashville, TN	93,849	717,434					717,434	4.9%
Los Angeles, CA	160,491	551,383		63,000			614,383	4.2%
Houston, TX	129,635	591,027					591,027	4.1%
Richmond, VA	144,852	548,801					548,801	3.8%
Des Moines, IA	133,829	233,413	146,542			152,655	532,610	3.7%
San Antonio, TX	103,814	483,811		39,786			523,597	3.6%
Memphis, TN	91,744	515,876					515,876	3.5%
Roanoke, VA	48,965		334,454			126,427	460,881	3.2%
Austin, TX	131,350	354,481		66,095		12,880	433,456	3.0%
Indianapolis, IN	77,329	382,695					382,695	2.6%
Denver, CO	109,825	346,335		34,068			380,403	2.6%
Honolulu, HI	137,416	298,427					298,427	2.1%
Washington, DC	75,212	286,619					286,619	2.0%
Oklahoma City, OK	109,089	68,860	200,000				268,860	1.8%
Chicago, IL	57,809	243,491					243,491	1.7%
Miami, FL	53,553	241,980					241,980	1.7%
Colorado Springs, CO	51,765	241,224					241,224	1.7%
Phoenix, AZ	64,436	179,963		51,903			231,866	1.6%
Detroit, MI	25,432	199,749				11,308	211,057	1.5%
San Francisco, CA	86,485	210,621					210,621	1.4%
South Bend, IN	43,985	205,573					205,573	1.4%
Springfield, MO	111,293				186,000		186,000	1.3%
Other (30 markets)	451,665	1,253,224	296,623	373,722		214,864	2,138,433	14.6%
Total	$3,533,504	11,965,112	1,045,129	671,201	342,245	518,134	14,541,821	100.0%
Number of Properties		165	14	11	2	10	202
Percent of Square Feet		82.2%	7.2%	4.6%	2.4%	3.6%	100.0%
Investment (1)		$2,800,544	$251,862	$191,815	$208,725	$80,558	$3,533,504
% of Investment		79.3%	7.1%	5.4%	5.9%	2.3%	100.0%

MSA BY RANK (% of total SF)
Rank	MOB / Outpatient	Total
Top 25	59%	56%
Top 50	83%	78%
Top 75	87%	81%
Top 100	92%	87%

(1)	Excludes gross assets held for sale, land held for development, construction in progress and corporate property.

HEALTHCARE REALTY 10	3Q 2016 SUPPLEMENTAL INFORMATION

Square Feet by Provider (1)

MOB SQUARE FEET
	System Rank (3)	Credit Rating	ASSOCIATED (93.3%) (2)				Total MOB SF	% of Total MOB SF
Top Health Systems			On	Adjacent (4)	Anchored (5)	Off
Baylor Scott & White Health	19	AA-/Aa3	1,834,256	129,879	163,188	—	2,127,323	16.4%
Ascension Health	3	AA+/Aa2	967,996	148,356	30,096	—	1,146,448	8.8%
Catholic Health Initiatives	7	A-/--	769,471	132,617	95,486	—	997,574	7.7%
Carolinas HealthCare System	27	--/Aa3	353,537	98,066	313,513	—	765,116	5.9%
HCA	2	BB/B1	389,931	185,904	157,388	—	733,223	5.6%
Tenet Healthcare Corporation	6	B/B1	570,264	67,790	—	—	638,054	4.9%
Bon Secours Health System	49	A-/A3	548,801	—	—	—	548,801	4.2%
Baptist Memorial Health Care	105	A-/--	424,306	—	39,345	—	463,651	3.6%
Indiana University Health	22	AA-/Aa3	280,129	102,566	—	—	382,695	2.9%
University of Colorado Health	73	AA-/Aa3	150,291	161,099	33,850	—	345,240	2.7%
Trinity Health	8	AA-/Aa3	205,573	73,331	—	—	278,904	2.1%
University of Washington	90	AA+/Aa1	194,536	69,712	—	—	264,248	2.0%
Providence Health & Services	9	AA-/Aa3	126,361	129,181	—	—	255,542	2.0%
Medstar Health	31	A-/A2	241,739	—	—	—	241,739	1.9%
Advocate Health Care	26	AA/Aa2	142,955	95,436	—	—	238,391	1.8%
Memorial Hermann	43	A+/A1	—	206,090	—	—	206,090	1.6%
Community Health	4	B/B2	201,574	—	—	—	201,574	1.5%
Mercy (St. Louis)	30	AA-/Aa3	—	—	200,000	—	200,000	1.5%
Overlake Health System	343	A/A2	191,051	—	—	—	191,051	1.5%
Other credit rated			799,056	560,499	90,607	—	1,450,162	11.1%
Subtotal - credit rated (6)			8,391,827	2,160,526	1,123,473	—	11,675,826	89.7%
Non-credit rated			269,506	192,418	—	872,491	1,334,415	10.3%
Total			8,661,333	2,352,944	1,123,473	872,491	13,010,241	100.0%
% of Total			66.6%	18.1%	8.6%	6.7%

HEALTH SYSTEM (2)(3) BY RANK (% of total SF)
Rank	MOB / Outpatient	Total
Top 25	54%	51%
Top 50	72%	68%
Top 75	76%	72%
Top 100	79%	77%

LEASED SQUARE FEET
					LEASED SQUARE FEET
Top Health Systems	System Rank (3)	Credit Rating	# of Buildings	# of Leases	MOB	Inpatient / Other	Total	% of Total Leased SF	% of Total Revenue
Baylor Scott & White Health	19	AA-/Aa3	23	161	998,331	156,245	1,154,576	9.0%	10.1%
Mercy (St. Louis)	30	AA-/Aa3	2	2	200,000	186,000	386,000	3.0%	4.5%
Catholic Health Initiatives	7	A-/--	14	81	544,132	—	544,132	4.2%	4.4%
Carolinas HealthCare System	27	--/Aa3	16	78	587,193	—	587,193	4.6%	4.4%
Baptist Memorial Health Care	105	A-/--	6	17	105,419	—	105,419	0.8%	2.6%
HealthSouth	89	BB-/Ba3	5	5	—	351,989	351,989	2.7%	2.5%
Bon Secours Health System	49	A-/A3	7	63	269,315	—	269,315	2.1%	2.2%
HCA	2	BB/B1	14	15	413,346	—	413,346	3.2%	2.2%
Ascension Health	3	AA+/Aa2	16	50	302,306	—	302,306	2.4%	2.0%
Tenet Healthcare Corporation	6	B/B1	10	35	121,887	63,000	184,887	1.4%	1.7%
Total								33.4%	36.6%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

(3)	Ranked by revenue based on Modern Healthcare's Healthcare Systems Financials Database.

(4)	The Company defines an adjacent property as being no more than 0.25 miles from a hospital campus.

(5)	Includes buildings where health systems lease 40% or more of the property.

(6)	Based on square footage, 89.7% of HR's MOB portfolio is associated with a credit-rated healthcare provider and 77.4% is associated with an investment-grade rated healthcare provider.

HEALTHCARE REALTY 11	3Q 2016 SUPPLEMENTAL INFORMATION

Square Feet by Proximity (1)(2)

MEDICAL OFFICE BUILDINGS BY LOCATION
	2016 (3)			2015
	Q3	Q2	Q1	Q4	Q3	Q2
On campus	67%	66%	66%	67%	67%	68%
Adjacent to campus (3)	18%	18%	18%	13%	13%	12%
Total on/adjacent	85%	84%	84%	80%	80%	80%
Off campus - anchored by hospital system (4)	8%	9%	9%	9%	9%	9%
Off campus	7%	7%	7%	11%	11%	11%
	100%	100%	100%	100%	100%	100%

MEDICAL OFFICE BUILDINGS BY DISTANCE TO HOSPITAL CAMPUS
Greater than	Less than or equal to	Number of Buildings	Square Feet	% of Total	Cumulative %	Campus Proximity
	0.00	108	8,661,333	67%	67%	On campus
0.00	250 yards	19	1,231,736	9%	76%	Adjacent (3)
250 yards	0.25 miles	19	1,121,208	9%	85%
0.25 miles	0.50	3	143,690	1%	86%	Off campus
0.50	1.00	2	291,328	2%	88%
1.00	2.00	8	608,486	5%	93%
2.00	5.00	10	476,633	4%	97%
5.00	10.00	6	332,359	2%	99%
10.00		4	143,468	1%	100%
Total		179	13,010,241	100%

(1)	Excludes mortgage notes receivable, construction in progress and assets classified as held for sale.

(2)
Hospitals include acute care hospitals with inpatient beds. The Company does not consider inpatient rehab hospitals (IRFs), skilled nursing facilities (SNFs) or long-term acute care hospitals (LTACHs) to be hospital campuses for distance calculations.

(3)	Beginning in Q1 2016, the Company adopted a definition of an adjacent property as being no more than 0.25 miles from a hospital campus.

(4)	Includes total square feet of buildings located on-campus, adjacent and off-campus/anchored by healthcare systems.

HEALTHCARE REALTY 12	3Q 2016 SUPPLEMENTAL INFORMATION

Lease Maturity, Size and Building Square Feet (1)
(dollars in thousands)

LEASE MATURITY SCHEDULE
	MULTI-TENANT			SINGLE-TENANT NET LEASE			TOTAL
	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Square Feet	Number of Leases	Square Feet	% of Total Square Feet
2016	182	542,977	5.3%	—	—	—%	182	542,977	4.3%
2017	416	1,737,427	17.0%	5	334,454	14.6%	421	2,071,881	16.6%
2018	338	1,540,765	15.1%	—	—	—%	338	1,540,765	12.4%
2019	340	1,527,025	14.9%	9	371,805	16.3%	349	1,898,830	15.2%
2020	247	1,319,613	13.0%	1	83,318	3.6%	248	1,402,931	11.2%
2021	185	792,810	7.8%	2	143,868	6.3%	187	936,678	7.5%
2022	93	681,845	6.7%	2	137,016	6.0%	95	818,861	6.6%
2023	109	817,518	8.0%	1	75,000	3.3%	110	892,518	7.1%
2024	57	410,729	4.0%	1	51,903	2.3%	58	462,632	3.7%
2025	40	400,199	3.9%	2	91,561	4.0%	42	491,760	3.9%
Thereafter	50	443,990	4.3%	11	995,822	43.6%	61	1,439,812	11.5%

BY LEASE SIZE
	NUMBER OF LEASES
Square Footage	Multi-Tenant Properties (2)	Single-Tenant Net Lease Properties
0 - 2,500	964	—
2,501 - 5,000	570	—
5,001 - 7,500	187	1
7,501 - 10,000	112	1
10,001 +	224	32
Total Leases	2,057	34

BY BUILDING SQUARE FEET
Size Range by Square Feet	% of Total	Total Square Footage	Average Square Feet	Number of Properties
>100,000	43.6%	6,338,911	144,066	44
<100,000 and >75,000	23.6%	3,428,941	85,724	40
<75,000 and >50,000	18.1%	2,633,672	62,706	42
<50,000	14.7%	2,140,297	28,162	76
Total	100.0%	14,541,821	71,989	202

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	The average lease size in the multi-tenant properties is 4,966 square feet.

HEALTHCARE REALTY 13	3Q 2016 SUPPLEMENTAL INFORMATION

Occupancy Information (1)
(dollars in thousands)

OCCUPANCY
					2016	2015
	Investment at 9/30/2016	Square Feet at 9/30/2016	Q3	Q2	Q1	Q4	Q3
Multi-Tenant
Same store properties	$2,300,520	10,288,750	87.8%	87.8%	87.9%	87.6%	87.4%
Acquisitions	402,267	1,003,876	95.0%	95.0%	91.8%	89.7%	89.9%
Development completions (2)	5,057	12,880	100.0%	15.2%	N/A	N/A	N/A
Reposition (3)	148,489	951,568	59.3%	57.0%	56.5%	56.7%	51.4%
Total	$2,856,333	12,257,074	86.2%	85.7%	85.6%	85.3%	84.2%

Single-Tenant Net lease
Same store properties	$677,171	2,284,747	100.0%	100.0%	100.0%	100.0%	100.0%
Acquisitions	—	—	—	—	100.0%	100.0%	100.0%
Total	$677,171	2,284,747	100.0%	100.0%	100.0%	100.0%	100.0%

Total
Same store properties	$2,977,691	12,573,497	90.0%	90.0%	90.0%	89.8%	89.6%
Acquisitions	402,267	1,003,876	95.0%	95.0%	93.3%	91.4%	91.7%
Development completions (2)	5,057	12,880	100.0%	15.2%	N/A	N/A	N/A
Reposition (3)	148,489	951,568	59.3%	57.0%	56.5%	56.7%	51.4%
Total	$3,533,504	14,541,821	88.4%	88.0%	87.9%	87.6%	86.8%

# of Properties
Same store properties			170	169	166	166	160
Acquisitions			15	15	16	16	17
Development completions (2)			1	1	N/A	N/A	N/A
Reposition (3)			16	17	17	16	18
Total			202	202	199	198	195

(1)	Excludes mortgage notes receivable, land held for development, construction in progress, corporate property and assets classified as held for sale.

(2)	Development completions consist of one property that was completed in April 2016 and is currently 100% leased.

(3)	Reposition includes properties that are not stabilized based on specific criteria that are further discussed in the Company's Form 10-Q.

HEALTHCARE REALTY 14	3Q 2016 SUPPLEMENTAL INFORMATION

Same Store Properties
(dollars in thousands)

QUARTERLY (1)
	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
Multi-tenant
Revenues	$74,258	$73,040	$72,025	$71,820	$70,503	$69,680	$69,059	$68,420
Expenses	31,686	30,783	30,274	32,342	30,926	29,639	30,161	29,824
NOI	$42,572	$42,257	$41,751	$39,478	$39,577	$40,041	$38,898	$38,596
Occupancy	87.8%	87.6%	87.8%	87.6%	87.2%	87.5%	87.1%	87.2%
Number of properties	136	136	136	136	136	136	136	136

Single-tenant net lease
Revenues	$16,459	$16,457	$16,529	$16,518	$16,451	$16,345	$16,370	$16,167
Expenses	445	389	456	481	419	396	395	434
NOI	$16,014	$16,068	$16,073	$16,037	$16,032	$15,949	$15,975	$15,733
Occupancy	100.0%	100.0%	100.0%	100.0%	98.4%	98.4%	98.4%	89.7%
Number of properties	34	34	34	34	34	34	34	34

Total
Revenues	$90,717	$89,497	$88,554	$88,338	$86,954	$86,025	$85,429	$84,587
Expenses	32,131	31,172	30,730	32,823	31,345	30,035	30,556	30,258
Same Store NOI	$58,586	$58,325	$57,824	$55,515	$55,609	$55,990	$54,873	$54,329
Occupancy	90.0%	89.9%	90.0%	89.9%	89.5%	89.7%	89.4%	89.3%
Number of properties	170	170	170	170	170	170	170	170
% NOI year-over-year growth	5.4%	4.2%	5.4%	2.2%

TRAILING TWELVE MONTHS (1)
	Twelve Months Ended September 30,
	2016	2015	% Change
Multi-tenant
Revenues	$291,143	$277,662	4.9%
Expenses	$125,085	$120,550	3.8%
NOI	$166,058	$157,112	5.7%
Revenue per average occupied square foot	$32.30	$30.94	4.4%
Average occupancy	87.6%	87.2%
Number of properties	136	136

Single-tenant net lease
Revenues	$65,963	$65,333	1.0%
Expenses	$1,771	$1,644	7.7%
NOI	$64,192	$63,689	0.8%
Revenue per average occupied square foot	$28.87	$28.78	0.3%
Average occupancy	100.0%	99.4%
Number of properties	34	34

Total
Revenues	$357,106	$342,995	4.1%
Expenses	$126,856	$122,194	3.8%
Same Store NOI	$230,250	$220,801	4.3%
Revenue per average occupied square foot	$31.61	$30.51	3.6%
Average occupancy	89.9%	89.4%
Number of Properties	170	170

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, development completions, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY 15	3Q 2016 SUPPLEMENTAL INFORMATION

Reconciliation of Non-GAAP Measures
(dollars in thousands)

QUARTERLY NOI
	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014
Rental income (a)	$102,534	$101,472	$98,740	$97,466	$95,383	$95,450	$95,034	$93,648
Property lease guaranty revenue (b)	817	885	1,002	851	999	937	1,102	1,029
Exclude straight-line rent revenue	(1,223)	(2,091)	(2,132)	(1,929)	(2,309)	(2,475)	(2,832)	(3,122)
Revenue	102,128	100,266	97,610	96,388	94,073	93,912	93,304	91,555
Property operating expense	(37,504)	(36,263)	(35,406)	(36,758)	(35,247)	(33,927)	(34,263)	(33,386)
NOI	$64,624	$64,003	$62,204	$59,630	$58,826	$59,985	$59,041	$58,169
Less:
Acquisitions / Development completions	(4,638)	(4,227)	(3,065)	(2,646)	(1,660)	(1,165)	(1,202)	(327)
Reposition	(841)	(903)	(825)	(962)	(835)	(766)	(805)	(1,358)
Dispositions / other	(559)	(548)	(490)	(507)	(722)	(2,064)	(2,161)	(2,155)
Same store NOI	$58,586	$58,325	$57,824	$55,515	$55,609	$55,990	$54,873	$54,329

(a) Rental income reconciliation:
Property operating	$85,264	$83,283	$80,501	$79,466	$76,960	$75,470	$74,654	$73,153
Single-tenant net lease	16,047	16,098	16,107	16,071	16,114	17,505	17,548	17,373
Straight-line rent	1,223	2,091	2,132	1,929	2,309	2,475	2,832	3,122
Total consolidated rental income	$102,534	$101,472	$98,740	$97,466	$95,383	$95,450	$95,034	$93,648

(b) Other operating income reconciliation:
Property lease guaranty revenue	$817	$885	$1,002	$851	$999	$937	$1,102	$1,029
Interest income	129	115	123	123	144	156	157	163
Other	179	170	156	142	170	134	132	128
Total consolidated other operating income	$1,125	$1,170	$1,281	$1,116	$1,313	$1,227	$1,391	$1,320

TRAILING TWELVE MONTHS NOI
	Twelve Months Ended September 30,
	2016	2015	% Change
Same store NOI	$230,250	$220,801	4.3%
Reposition	3,531	3,764	(6.2)%
Subtotal	$233,781	$224,565	4.1%
Acquisitions / Development completions	14,576	4,354	234.8%
Dispositions / other	2,104	7,102	(70.4)%
NOI	$250,461	$236,021	6.1%

EBITDA
	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Trailing Twelve Months
Net income	$11,834	$12,145	$9,156	$18,658	$51,793
Interest expense	13,759	14,815	14,938	14,885	58,397
Depreciation and amortization	31,984	31,290	30,393	29,575	123,242
Acquisition costs	649	232	1,618	1,068	3,567
Gain on sales of real estate properties	—	(8)	—	(9,138)	(9,146)
Impairments on real estate assets	—	—	—	687	687
EBITDA	$58,226	$58,474	$56,105	$55,735	$228,540
Timing impact of acquisitions and dispositions (1)	1,284	190	547	577	2,598
Stock based compensation	1,851	1,850	1,859	1,471	7,031
Adjusted EBITDA	$61,361	$60,514	$58,511	$57,783	$238,169

(1)	Adjusted to reflect quarterly EBITDA from properties acquired or disposed in the quarter.

HEALTHCARE REALTY 16	3Q 2016 SUPPLEMENTAL INFORMATION

Same Store Leasing Statistics (1)

			2016				2015	2014
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
Contractual rent increases occurring in the quarter
Multi-tenant properties	2.8%	2.9%	2.9%	3.0%	2.9%	3.1%	3.0%	2.9%
Single-tenant net lease properties	1.7%	2.2%	1.0%	1.6%	2.6%	2.2%	0.7%	6.9%
Total	2.5%	2.7%	2.5%	2.8%	2.8%	2.9%	2.6%	4.0%

Multi-tenant renewals
Cash leasing spreads	4.3%	6.3%	7.2%	3.7%	2.1%	5.0%	3.6%	4.0%
Tenant retention rate	90.1%	81.2%	87.2%	91.2%	82.4%	87.3%	83.1%	88.6%

	As of 9/30/2016
	Multi-tenant	Single-tenant Net Lease
Contractual Rental Rate Increases by Type
Annual increase
CPI	2.1%	57.6%
Fixed	83.8%	26.6%
Non-annual increase
CPI	2.2%	5.3%
Fixed	4.1%	10.5%
No increase
Term < 1 year	4.6%	—%
Term > 1 year	3.2%	—%

Tenant Type
Hospital	44.9%	82.6%
Physician and other	55.1%	17.4%

Lease Structure
Gross	15.1%	—%
Modified gross	29.7%	—%
Net	55.2%	100.0%

Ownership Type
Ground lease	63.4%	10.9%
Fee simple	36.6%	89.1%

(1)
Excludes recently acquired or disposed properties, mortgage notes receivable, construction in progress, land held for development, corporate property, reposition properties and assets classified as held for sale.

HEALTHCARE REALTY 17	3Q 2016 SUPPLEMENTAL INFORMATION

Components of Net Asset Value
(dollars in thousands)

Asset Type	Q3 2016 Same Store NOI(1)	Q3 2016 Acquisitions/Development Completions NOI (2)	Q3 2016 Reposition NOI(3)	Timing Adjustments(4)	Q3 2016 Adjusted NOI	Annualized Adjusted NOI	% of Adjusted NOI
MOB / Outpatient	$47,570	$4,638	$954	$1,743	$54,905	$219,620	83.2%
Inpatient rehab	4,672	—	—	—	4,672	18,688	7.1%
Inpatient surgical	4,481	—	—	—	4,481	17,924	6.8%
Other	1,863	—	68	—	1,931	7,724	2.9%
Total NOI	$58,586	$4,638	$1,022	$1,743	$65,989	$263,956	100.0%

TOTAL SHARES OUTSTANDING (AS OF OCTOBER 28, 2016) 115,878,537

DEVELOPMENT PROPERTIES
Land held for development	$17,438
Construction in progress	45,734
Subtotal	$63,172

OTHER ASSETS
Assets held for sale(5)	$24,526
Reposition properties (net book value)(3)	14,411
Cash and other assets(6)	97,253
Subtotal	$136,190

DEBT
Unsecured credit facility	$81,000
Unsecured term loan	150,000
Senior notes	900,000
Mortgage notes payable	115,944
Other liabilities(7)	83,698
Subtotal	$1,330,642

(1)	See Same Store Properties schedule on page 15 for details on same store NOI.

(2)	Adjusted to reflect quarterly NOI from properties acquired or developments completed during the full eight quarter period that are not included in same store NOI.

(3)
Reposition properties includes 16 properties which comprise 951,568 square feet. The NOI table above includes 10 of these properties comprising 701,710 square feet that have generated positive NOI totaling approximately $1.0 million. The remaining 6 properties, comprising 249,858 square feet, have generated negative NOI of approximately $0.2 million and are reflected at a net book value of $14.4 million in the table above.

(4)	Timing adjustments related to current quarter acquisitions and the difference between leased and occupied square feet on previous developments.

(5)	Assets held for sale includes three real estate properties that are excluded from same store NOI and reflect net book value or the contractual purchase price, if applicable.

(6)
Includes cash of $12.6 million and other assets of $84.7 million that are expected to generate future cash or NOI and assets that are currently causing non-cash reductions to NOI. Other assets include prepaid assets of $66.5 million and above-market intangible assets (net) of $18.2 million.

(7)
Includes only liabilities that are expected to reduce future cash or NOI and that are currently producing non-cash benefits to NOI. Included are accounts payable and accrued liabilities of $71.4 million, security deposits of $6.9 million, market-rate lease intangibles of $3.4 million, and deferred operating expense reimbursements of $2.0 million. Also, excludes deferred revenue of $34.3 million.

HEALTHCARE REALTY 18	3Q 2016 SUPPLEMENTAL INFORMATION

Components of Expected 2016 FFO
(dollars in thousands, except per square foot data)

SAME STORE QUARTERLY RANGE OF EXPECTATIONS
	Low	High
Occupancy
Multi-Tenant	87.5%	89.0%
Single-Tenant Net Lease	100.0%	100.0%

TTM Revenue per Occupied Square Foot (1)
Multi-Tenant	$31.00	$33.00
Single-Tenant Net Lease	$28.00	$29.00

Multi-Tenant TTM NOI Margin (1)	56.0%	58.0%

Multi-Tenant Contractual Rent Increases by Type (% of SF)
Annual Increase	80.0%	90.0%
Non-annual Increase	6.0%	8.0%
No Increase (term < 1 year)	4.0%	6.0%
No Increase (term > 1 year)	3.0%	5.0%

Contractual Increases Occurring in the Quarter
Multi-Tenant	2.8%	3.0%
Single-Tenant Net Lease	1.0%	3.0%

Multi-Tenant Cash Leasing Spreads	3.0%	6.5%

Multi-Tenant Lease Retention Rate	75.0%	90.0%

TTM NOI Growth (1)
Multi-Tenant (2)	4.5%	6.5%
Single-Tenant Net Lease	0.0%	3.0%

ANNUAL RANGE OF EXPECTATIONS
	Low	High

Normalized G&A (3)	$30,500	$32,500

Funding Activity
Acquisitions	$225,000	$250,000
Dispositions	(50,000)	(75,000)
Re/Development	40,000	50,000
1st Generation TI and Planned Capital Expenditures for Acquisitions	12,000	18,000
2nd Generation Tenant Improvements	15,000	25,000
Leasing Commissions	4,000	8,000
Capital Expenditures	14,000	22,000

Cash Yield
Acquisitions	5.50%	6.00%
Dispositions	7.50%	8.50%
Development (stabilized)	6.75%	8.00%
Redevelopment (stabilized)	7.50%	8.50%

Leverage (Debt/Cap)	32.0%	36.0%

(1)	TTM = Trailing Twelve Months

(2)	Long-term same store NOI Growth, excluding changes in occupancy, is expected to range between 2% and 4%.

(3)	Normalized G&A excludes acquisition expenses and includes amortization of non-cash share-based compensation awards of $7.4 million inclusive of $2.4 million related to 2015 performance awards.

HEALTHCARE REALTY 19	3Q 2016 SUPPLEMENTAL INFORMATION